0 250 500 750 1000 1250 1500 1750 2000 2250 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 W ee kl y TR x Week post-launch Intermezzo 1 Intermezzo weekly TRx as of 2/22/13